POWER OF ATTORNEY
The undersigned officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Frederick A. Henderson        Title: Chairman, Chief Executive Officer
Name: Frederick A. Henderson and Director
(Principal Executive Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Michael J. Thomson         Title: President and Chief Operating Officer
Name:     Michael J. Thomson

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Mark E. Newman         Title: Senior Vice President and
Name:     Mark E. Newman                Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Denise R. Cade        Title: Senior Vice President, General Counsel,
Name:     Denise R. Cade                 Corporate Secretary and
Chief Compliance Officer

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Fay West         Title: Vice President and Controller
Name:     Fay West                    (Principal Accounting Officer)

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Alvin Bledsoe        Title: Director
Name:     Alvin Bledsoe

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Robert J. Darnall        Title: Director
Name:     Robert J. Darnall

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Peter B. Hamilton        Title: Director
Name:     Peter B. Hamilton

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ Karen B. Peetz        Title: Director
Name:     Karen B. Peetz

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ John W. Rowe        Title: Director
Name:     John W. Rowe

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February 2014.

Signature: /s/ James E. Sweetnam        Title: Director
Name:     James E. Sweetnam